EXHIBIT 32.1
                                  ------------

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 21st day of March, 2006.


                                             /s/ John R. Perrill
                                             -----------------------------------
                                             John R. Perrill
                                             Acting Chief Executive Officer
                                             (Principal Executive Officer)




                                             /s/ Carol J. Nelson
                                             -----------------------------------
                                             Carol J. Nelson
                                             Chief Financial Officer
                                             (Principal Financial Officer)